SEASONS SERIES TRUST

Supplement to the Prospectus dated July 15, 1999



The following supplements the information under the section entitled "PORTFOLIO MANAGEMENT" on pages 31 and 33 of the Prospectus, with respect to the Janus/Growth component of the MULTI-MANAGED SEASONS PORTFOLIOS and Janus' component of the LARGE CAP GROWTH PORTFOLIO:

Michael Dugas has been promoted to replace Warren B. Lammert as Senior Portfolio Manager for the Janus/Growth component of the MULTI-MANAGED SEASONS PORTFOLIOS and Janus' component of the LARGE CAP GROWTH PORTFOLIO effective May 1, 2000. Mr. Dugas has been an Assistant Portfolio Manager on Mr. Lammert's management team for the past four years and prior to that he served as an equity security analyst focusing on large-capitalization domestic health care and technology companies. Mr. Dugas joined Janus in 1993. The information pertaining to Warren B. Lammert is hereby deleted from the Prospectus.










Dated:    May 1, 2000